SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2004

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13782	25-1615902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Air Brake Avenue, Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (412)-825-1000

Item 5.	On July 21, 2004 Westinghouse Air Brake Technologies Corporation issued a press release announcing that former president and chief executive officer Gregory T.H. Davies passed away at his home in Pittsburgh.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Westinghouse Air Brake Technologies Corporation Press Release dated July 21, 2004 announcing matter referenced in Item 5.

Exhibit 99.2	Westinghouse Air Brake Technologies Corporation Press Release dated July 23, 2004 announcing matter referenced in Item 12.

Item 12.	Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 23, 2004, Westinghouse Air Brake Technologies Corporation issued a press release reporting the financial results of the company for the quarter ended June 30, 2004. A copy of the press release is attached to this report as Exhibit 99.2 and incorporated into this Item 12 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (Registrant)

		By:	/s/ ALVARO GARCIA-TUNON
		Name:	Alvaro Garcia-Tunon
Date:	July 26, 2004	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description and Method of Filing

99.1	Westinghouse Air Brake Technologies Corporation Press Release dated July 21, 2004 announcing matter referenced in Item 5.

99.2	Westinghouse Air Brake Technologies Corporation Press Release dated July 23, 2004 announcing matter referenced in Item 12.